Exhibit g(26)

FORM OF SCHEDULE A-1

COLCHESTER STREET TRUST

Domestic Portfolio

Government Portfolio

Money Market Portfolio

Treasury Portfolio

Treasury Only Portfolio

FIDELITY ABERDEEN STREET TRUST

Fidelity Freedom 2030 Fund

Fidelity Freedom 2020 Fund

Fidelity Freedom 2010 Fund

Fidelity Freedom 2000 Fund

Fidelity Freedom Income Fund

FIDELITY ADVISOR EMERGING ASIA FUND, INC.

FIDELITY ADVISOR KOREA FUND, INC.

FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Value Strategies Fund

Fidelity Advisor TechnoQuant Growth Fund

Fidelity Asset Allocation Fund

Fidelity Retirement Growth Fund

FIDELITY ADVISOR SERIES II

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income Fund

FIDELITY ADVISOR SERIES III

FIDELITY ADVISOR SERIES IV

Fidelity Institutional Short-Intermediate Government Fund

Fidelity Real Estate High Income Fund

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Consumer Industries Fund

Fidelity Advisor Cyclical Industries Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Growth Fund

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Overseas Fund

FIDELITY BEACON STREET TRUST

Fidelity Tax Managed Stock Fund

FIDELITY BOSTON STREET TRUST

Fidelity Target Timeline 2001

Fidelity Target Timeline 2003

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund

Fidelity Disciplined Equity Fund

Fidelity Small Cap Selector

Fidelity Stock Selector

Fidelity TechnoQuant Growth Fund

Fidelity Value Fund

FIDELITY CHARLES STREET TRUST

Fidelity Asset Manager

Fidelity Asset Manager: Aggressive

Fidelity Asset Manager: Growth

Fidelity Asset Manager: Income

Spartan Investment Grade Bond Fund

FIDELITY COMMONWEALTH TRUST

Fidelity Intermediate Bond Fund

Fidelity Large Cap Stock Fund

Fidelity Mid-Cap Stock Fund

Fidelity Small Cap Stock Fund

Spartan 500 Index Fund

FIDELITY CONCORD STREET TRUST

Fidelity U.S. Bond Index Fund

Spartan Extended Market Index Fund

Spartan International Index Fund

Spartan Total Market Index Fund

Spartan U.S. Equity Index Fund

FIDELITY CONGRESS STREET FUND

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

Fidelity Real Estate High Income Fund II

FIDELITY DESTINY PORTFOLIOS

Destiny I

Destiny II

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund

Fidelity Real Estate Investment Portfolio

Fidelity Utilities Fund

FIDELITY EXCHANGE FUND

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund

Fidelity Equity-Income II Fund

Fidelity Retirement Growth Fund

FIDELITY FIXED-INCOME TRUST

Fidelity High Income Fund

Fidelity Investment Grade Bond Fund

Fidelity Short-Term Bond Fund

Spartan Government Income Fund

FIDELITY HASTINGS STREET TRUST

Fidelity Contra Fund II

Fidelity Fifty

Fidelity Fund

FIDELITY HEREFORD STREET TRUST

Spartan Money Market Fund

Spartan U.S. Government Money Market Fund

Spartan U.S. Treasury Money Market Fund

FIDELITY INCOME FUND

Fidelity Ginnie Mae Fund

Fidelity Government Income Fund

Fidelity Intermediate Government Income Fund

FIDELITY INVESTMENT TRUST

Fidelity Canada Fund

Fidelity Diversified International Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity France Fund

Fidelity Germany Fund

Fidelity Global Balanced Fund

Fidelity Hong Kong and China Fund

Fidelity International Growth & Income Fund

Fidelity Aggressive International Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Fidelity United Kingdom Fund

Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND

FIDELITY MONEY MARKET TRUST

Retirement Government Money Market Portfolio

Retirement Money Market Portfolio

FIDELITY MT. VERNON STREET TRUST

Fidelity Aggressive Growth Fund

Fidelity Growth Company Fund

Fidelity New Millennium Fund

FIDELITY OXFORD STREET TRUST

Fidelity Four-in-One Index Fund

FIDELITY PHILLIPS STREET TRUST

Fidelity Cash Reserves

Fidelity U.S. Government Reserves

FIDELITY PURITAN TRUST

Fidelity Balanced Fund

Fidelity Low-Priced Stock Fund

Fidelity Puritan Fund

FIDELITY REVERE STREET TRUST

Central Cash Collateral Fund

Taxable Central Cash Fund

FIDELITY SCHOOL STREET TRUST

Fidelity International Bond Fund

Fidelity New Markets Income Fund

Fidelity Strategic Income Fund

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund

Fidelity Dividend Growth Fund

Fidelity Growth & Income Portfolio

Fidelity OTC Portfolio

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio

Automotive Portfolio

Banking Portfolio

Biotechnology Portfolio

Brokerage and Investment Management Portfolio

Business Services and Outsourcing Portfolio

Chemicals Portfolio

Computers Portfolio

Construction and Housing Portfolio

Consumer Industries Portfolio

Cyclical Industries Portfolio

Defense and Aerospace Portfolio

Developing Communications Portfolio

Electronics Portfolio

Energy Portfolio

Energy Service Portfolio

Environmental Services Portfolio

Financial Services Portfolio

Food and Agriculture Portfolio

Gold Portfolio

Health Care Portfolio

Home Finance Portfolio

Industrial Equipment Portfolio

Industrial Materials Portfolio

Insurance Portfolio

Leisure Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Money Market Portfolio

Multimedia Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Paper and Forest Products Portfolio

Retailing Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Telecommunications Portfolio

Transportation Portfolio

Utilities Growth Portfolio

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund

FIDELITY TREND FUND

FIDELITY UNION STREET TRUST

Fidelity Export and Multinational Fund

FIDELITY UNION STREET TRUST II

Fidelity Daily Income Trust

FIDELITY U.S. INVESTMENTS BOND FUND, LP.

FIDELITY U.S. INVESTMENTS GOVERNMENT SECURITIES FUND, LP.

NEWBURY STREET TRUST

Prime Fund

Treasury Fund

NORTH CAROLINA CAPITAL MANAGEMENT TRUST

Cash Portfolio

Term Portfolio

VARIABLE INSURANCE PRODUCTS FUND

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Money Market Portfolio

Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II

Asset Manager Portfolio

Asset Manager: Growth Portfolio

Contrafund Portfolio

Index 500 Portfolio

Investment Grade Bond Portfolio

VARIABLE INSURANCE PRODUCTS FUND III

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Mid Cap Portfolio

FIDELITY ADVISOR WORLD EUROPE FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD FUND (BERMUDA) LTD.

America Fund

America Growth Fund

Asian Special Situations Fund

Emerging Markets Fund

Hong Kong & China Fund

International Bond Fund

International Fund

Latin America Fund

Pacific Fund

US Dollar Bond Fund

FIDELITY ADVISOR WORLD GLOBAL HIGH INCOME FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD SOUTHEAST ASIA FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD U.S. LARGE-CAP STOCK FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD U.S. LIMITED TERM BOND FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD U.S. TREASURY MONEY FUND (BERMUDA) LTD.

FIDELITY INSTITUTIONAL CASH FUND PLC

For Master Repurchase Agreements With Individual Fidelity Funds As Buyers Only:

FIDELITY GLOBAL YIELD TRUST

CONSOLIDATED REPO ACCOUNT

Date:	March 28, 2000	By: /s/Robert A. Dwight
Treasurer of the Fidelity Investment Companies and
Authorized Signatory of all other Funds and Accounts